[LOGO] CMA(R)

CMA GOVERNMENT
SECURITIES FUND

Annual Report

                               [GRAPHIC OMITTED]

March 31, 2000

[LOGO] Merrill Lynch

DEAR SHAREHOLDER:

For the year ended March 31, 2000, CMA Government Securities Fund paid shareholders a net annualized dividend of 4.71%.* As of March 31, 2000, the Fund's 7-day yield was 5.19%.

The average portfolio maturity for CMA Government Securities Fund at March 31, 2000 was 36 days, compared to 71 days at September 30, 1999. However, during the six-month period ended March 31, 2000, the average life ranged from 35 days to 75 days.

The Environment

The US economy continued to enjoy above-trend growth during the last half of 1999 and into the first quarter of 2000. For the second half of 1999, gross domestic product (GDP) grew at a rate of 7.3%, well above expectations this far into the current economic cycle, and much higher than the target for GDP set by the Federal Reserve Board. Currently, more Americans are employed and are enjoying increases in their income as seen in the low unemployment rate and large number of new jobs created (283,000 average for the fourth quarter of 1999). This, as well as the relentless rise in equity prices, created a momentum in consumer demand that has yet to be dampened by rising interest rates.

The recovery of overseas economies boosted export levels that suffered during the first half of 1999, contributing to the strong US GDP. The Federal Reserve Board remains concerned that although productivity gains are high, they cannot keep pace with demand and imbalances are developing in the economy that may soon prove to be inflationary. A more visible sign of price pressure is the cost of oil, which recently exceeded $30 per barrel. Oil price pressures are expected to continue during the spring and summer since oil stocks are low. However, the Organization of Petroleum Exporting Countries' agreement to increase production should alleviate some of the price pressure.

The Federal Reserve Board took extraordinary steps to ensure liquidity in the financial markets because of Year 2000 concerns. The Federal Reserve Board moved to tighten monetary policy once during the last quarter of 1999, but adopted a neutral bias through the year-end in an effort to reassure investors and eliminate uncertainty. However, growth remained strong and during the first quarter of 2000 two 25 basis point (0.25%) interest rate increases were implemented. At that time, the US Treasury also announced anticipated changes to the auction schedule. The Federal budget surplus has made it necessary to decrease the amount of securities sold by the Treasury, therefore the changes will include reduced auctions and auction sizes, as well as a buy-back program (the Treasury intends to buy back old, off-the-run, less-liquid issues in order to keep current issues liquid). The announcement caused unexpected results as the yield curve inverted dramatically as investors rushed to buy the longer-term issues. At this time, it is unclear when this technical inversion will be unwound, as it seems likely to us that further short-term interest rate increases will be forthcoming as long as the current economic momentum continues. Although Treasury yields fell sharply, other fixed-income asset classes did not participate to the fullest extent. The Government guarantee allotted to US agency issues had been placed under scrutiny, which pressured quality spreads across the yield curve.

Investment Strategy

During the six-month period ended March 31, 2000, we centered our strategy on the availability of collateral over 1999 year-end. At the same time, there was concern that redemptions could be heavy because of Year 2000 worries. Therefore, we reduced our percentage allocated to repurchase agreements, but preferred overnight repurchase agreements as opposed to term. We then increased our holdings of US Treasury bills. Three-month and six-month Treasury bills alternated in relative value while interest rates rose during the

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

period. The steepness of the yield curve out to two years provided opportunities to buy US Treasury coupons in the 12-month-18-month sector, and coupons were trading at a 20 basis points yield advantage to Treasury bills. However, since the beginning of 2000, we have adopted a much more conservative strategy for the Fund. We reduced the Fund's average life in expectations of higher interest rates, suspending all purchases of maturities one year or longer, while increasing the Fund's allocation in repurchase agreements.

In Conclusion

We thank you for your interest in CMA Government Securities Fund, and we look forward to assisting you with your financial needs in the months and years ahead.


Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Robert Sabatino

Robert Sabatino
Portfolio Manager

April 26, 2000

We are pleased to announce that Robert Sabatino is responsible for the day-to-day management of CMA Government Securities Fund. Mr. Sabatino has been employed by Merrill Lynch Asset Management, L.P. since 1995 and has been Vice President since 1998.

CMA GOVERNMENT SECURITIES FUND
OFFICERS AND TRUSTEES

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Arthur Zeikel--Trustee
Kevin J. McKenna--Senior Vice President
Joseph T. Monagle Jr.--Senior Vice President
Donald C. Burke--Vice President and
  Treasurer
William E. Zitelli--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

*     For inquiries regarding your CMA account, call (800) CMA-INFO [(800)
      262-4636].

CMA GOVERNMENT SECURITIES FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2000                      (IN THOUSANDS)

                       Face          Interest           Maturity
Issue                 Amount           Rate               Date           Value
--------------------------------------------------------------------------------
                        US Government Obligations--39.9%
--------------------------------------------------------------------------------
US Treasury         $ 40,000           5.115%           4/20/2000     $   39,886
Bills*                75,000           5.97             4/20/2000         74,751
                      75,000           6.00             4/20/2000         74,750
                      44,000           5.405            4/27/2000         43,821
                     105,000           5.68             4/27/2000        104,553
                      25,000           5.69             4/27/2000         24,893
                      30,000           5.48             5/11/2000         29,818
                      30,000           5.25             5/18/2000         29,788
                      20,000           5.52             5/18/2000         19,858
                      23,000           5.53             5/18/2000         22,837
                     100,000           5.595            6/01/2000         99,067
                      40,000           5.695            6/08/2000         39,581
                      58,000           5.58             6/22/2000         57,265
                      15,000           5.75             8/17/2000         14,671
                      17,000           5.765            8/17/2000         16,628
                      29,000           4.995            9/14/2000         28,219
                      17,000           5.245           11/09/2000         16,382
--------------------------------------------------------------------------------
US Treasury          102,000           6.375            5/15/2000        102,071
Notes*                10,000           8.875            5/15/2000         10,042
                      40,000           6.25             5/31/2000         40,025
                     117,000           5.375            6/30/2000        116,854
                      91,000           5.375            7/31/2000         90,801
                      30,000           6.125            7/31/2000         30,009
                     118,000           5.125            8/31/2000        117,447
                      10,000           4.50             9/30/2000          9,909
                      30,000           4.00            10/31/2000         29,606
                      26,158           5.75            10/31/2000         26,076
                       3,848           4.875            3/31/2001          3,790
--------------------------------------------------------------------------------
Total US Government Obligations
(Cost--$1,315,036).................................................    1,313,398
--------------------------------------------------------------------------------
 Face
Amount                   Issue                                           Value
--------------------------------------------------------------------------------
                         Repurchase Agreements**--59.9%
--------------------------------------------------------------------------------
$164,000   Chase Securities Inc., purchased on
           3/31/2000 to yield 6.15% to 4/03/2000...................      164,000
--------------------------------------------------------------------------------
 135,000   Credit Suisse First Boston Corp.,
           purchased on 3/29/2000 to yield
           6.05% to 4/05/2000......................................      135,000
--------------------------------------------------------------------------------
  15,000   Credit Suisse First Boston Corp.,
           purchased on 3/31/2000 to yield
           6.20% to 4/03/2000......................................       15,000
--------------------------------------------------------------------------------
$160,543   Deutsche Bank Securities Inc.,
           purchased on 3/31/2000 to yield
           6.13% to 4/03/2000......................................      160,543
--------------------------------------------------------------------------------
 167,000   Goldman Sachs & Company,
           purchased on 3/17/2000 to yield
           5.93% to 4/14/2000......................................      167,000
--------------------------------------------------------------------------------
 141,638   Greenwich Capital Markets, Inc.,
           purchased on 3/29/2000 to yield
           6.05% to 4/05/2000......................................      141,638
--------------------------------------------------------------------------------
 130,823   J.P. Morgan Securities Inc., purchased
           on 3/30/2000 to yield 6% to 4/06/2000...................      130,823
--------------------------------------------------------------------------------
 100,000   Lehman Brothers Inc., purchased on
           3/29/2000 to yield 6.02% to 4/05/2000...................      100,000
--------------------------------------------------------------------------------
 164,000   Morgan Stanley & Co., purchased on
           3/31/2000 to yield 6.05% to
           4/11/2000  .............................................      164,000
--------------------------------------------------------------------------------
 150,000   Nomura Securities International Inc.,
           purchased on 3/31/2000 to yield
           6.15% to 4/03/2000......................................      150,000
--------------------------------------------------------------------------------
 160,000   PaineWebber Inc., purchased on
           3/29/2000 to yield 6.05% to 4/05/2000...................      160,000
--------------------------------------------------------------------------------
 164,000   Prudential Securities Inc.,
           purchased on 3/30/2000 to yield
           6.03% to 4/06/2000......................................      164,000
--------------------------------------------------------------------------------
 164,000   S.G. Cowen Securities Corporation,
           purchased on 3/31/2000 to yield
           6.15% to 4/03/2000......................................      164,000
--------------------------------------------------------------------------------
 153,000   Salomon Smith Barney Inc.,
           purchased on 3/29/2000 to yield
           6.05% to 4/05/2000......................................      153,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(Cost--$1,969,004).................................................    1,969,004
--------------------------------------------------------------------------------
Total Investments
(Cost--$3,284,040)--99.8%..........................................    3,282,402

Other Assets Less Liabilities--0.2%................................        6,171
                                                                      ----------

Net Assets--100.0%.................................................   $3,288,573
                                                                      ==========
--------------------------------------------------------------------------------
* US Treasury Bills are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. US Treasury Notes bear interest at the rates shown, payable at fixed rates upon maturity.
**    Repurchase Agreements are fully collateralized by US Government
      Obligations.

See Notes to Financial Statements.

CMA GOVERNMENT SECURITIES FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2000

Assets:
Investments, at value (identified cost--$3,284,039,680+) .....................                     $3,282,401,569
Cash .........................................................................                                183
Interest receivable ..........................................................                          8,576,891
Prepaid registration fees and other assets ...................................                            201,957
                                                                                                   --------------
Total assets .................................................................                      3,291,180,600
                                                                                                   --------------
Liabilities:
Payables:
  Distributor ................................................................   $    1,132,711
  Investment adviser .........................................................        1,028,309
  Beneficial interest redeemed ...............................................            1,043
  Dividends to shareholders ..................................................              635         2,162,698
                                                                                 --------------
Accrued expenses and other liabilities .......................................                            445,191
                                                                                                   --------------
Total liabilities ............................................................                          2,607,889
                                                                                                   --------------
Net Assets ...................................................................                     $3,288,572,711
                                                                                                   ==============
Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of
shares authorized ............................................................                     $  329,021,082
Paid-in capital in excess of par .............................................                      2,961,189,740
Unrealized depreciation on investments--net ..................................                         (1,638,111)
                                                                                                   --------------
Net Assets--Equivalent to $1.00 per share based on 3,290,210,822 shares of
beneficial interest outstanding ..............................................                     $3,288,572,711
                                                                                                   ==============

+ Cost for Federal income tax purposes was $3,284,039,680. As of March 31, 2000, net unrealized depreciation for Federal income tax purposes amounted to $1,638,111, of which $87,253 related to appreciated securities and $1,725,364 related to depreciated securities.

See Notes to Financial Statements.

CMA GOVERNMENT SECURITIES FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2000

Investment Income:
Interest and amortization of premium and discount earned .............                   $179,457,653
Expenses:
Investment advisory fees .............................................   $ 13,929,725
Distribution fees ....................................................      4,242,030
Transfer agent fees ..................................................        441,791
Accounting services ..................................................        218,186
Registration fees ....................................................        171,980
Custodian fees .......................................................        168,395
Professional fees ....................................................         97,486
Printing and shareholder reports .....................................         38,457
Trustees' fees and expenses ..........................................         31,503
Pricing fees .........................................................          4,714
Other ................................................................         55,949
                                                                         ------------
Total expenses .......................................................                     19,400,216
                                                                                         ------------
Investment income--net ...............................................                    160,057,437
Realized Gain on Investments--Net ....................................                         29,846
Change in Unrealized Appreciation/Depreciation on Investments--Net ...                     (2,219,480)
                                                                                         ------------
Net Increase in Net Assets Resulting from Operations .................                   $157,867,803
                                                                                         ============

See Notes to Financial Statements.

CMA GOVERNMENT SECURITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              For the Year Ended March 31,
                                                                                          ------------------------------------
Increase (Decrease) in Net Assets:                                                               2000               1999
------------------------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net ................................................................   $    160,057,437    $    166,567,188
Realized gain on investments--net .....................................................             29,846             419,102
Change in unrealized appreciation/depreciation on investments--net ....................         (2,219,480)            329,288
                                                                                          ----------------    ----------------
Net increase in net assets resulting from operations ..................................        157,867,803         167,315,578
                                                                                          ----------------    ----------------
Dividends & Distributions to Shareholders:
Investment income--net ................................................................       (160,057,437)       (166,567,188)
Realized gain on investments--net .....................................................            (29,846)           (419,102)
                                                                                          ----------------    ----------------
Net decrease in net assets resulting from dividends and distributions
to shareholders .......................................................................       (160,087,283)       (166,986,290)
                                                                                          ----------------    ----------------
Beneficial Interest Transactions:
Net proceeds from sale of shares ......................................................     12,558,699,912      13,270,135,147
Net asset value of shares issued to shareholders in reinvestment of
dividends and distributions ...........................................................        159,840,251         166,833,005
                                                                                          ----------------    ----------------
                                                                                            12,718,540,163      13,436,968,152
Cost of shares redeemed ...............................................................    (13,120,934,019)    (13,284,151,025)
                                                                                          ----------------    ----------------
Net increase (decrease) in net assets derived from beneficial interest transactions ...       (402,393,856)        152,817,127
                                                                                          ----------------    ----------------
Net Assets:
Total increase (decrease) in net assets ...............................................       (404,613,336)        153,146,415
Beginning of year .....................................................................      3,693,186,047       3,540,039,632
                                                                                          ----------------    ----------------
End of year ...........................................................................   $  3,288,572,711    $  3,693,186,047
                                                                                          ================    ================

See Notes to Financial Statements.

CMA GOVERNMENT SECURITIES FUND
FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived
from information provided in the financial statements.                           For the Year Ended March 31,
                                                            ----------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                        2000           1999           1998           1997           1996
----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year ......................   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                            ----------     ----------     ----------     ----------     ----------
Investment income--net ..................................        .0462          .0468          .0501          .0477          .0521
Realized and unrealized gain (loss) on
investments--net ........................................       (.0006)         .0002          .0007         (.0004)         .0002
                                                            ----------     ----------     ----------     ----------     ----------
Total from investment operations ........................        .0456          .0470          .0508          .0473          .0523
                                                            ----------     ----------     ----------     ----------     ----------
Less dividends and distributions:
  Investment income--net ................................       (.0462)        (.0468)        (.0501)        (.0477)        (.0521)
  Realized gain on investments--net .....................           --+        (.0001)        (.0001)            --+        (.0003)
                                                            ----------     ----------     ----------     ----------     ----------
Total dividends and distributions .......................       (.0462)        (.0469)        (.0502)        (.0477)        (.0524)
                                                            ----------     ----------     ----------     ----------     ----------
Net asset value, end of year ............................   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                            ==========     ==========     ==========     ==========     ==========
Total Investment Return .................................         4.71%          4.81%          5.15%          4.96%          5.37%
                                                            ==========     ==========     ==========     ==========     ==========
Ratios to Average Net Assets:
Expenses ................................................          .56%           .57%           .57%           .56%           .57%
                                                            ==========     ==========     ==========     ==========     ==========
Investment income and realized gain on
investments--net ........................................         4.60%          4.68%          5.02%          4.81%          5.25%
                                                            ==========     ==========     ==========     ==========     ==========
Supplemental Data:
Net assets, end of year (in thousands) ..................   $3,288,573     $3,693,186     $3,540,040     $3,423,468     $3,345,603
                                                            ==========     ==========     ==========     ==========     ==========

+ Amount is less than $.0001 per share.

See Notes to Financial Statements.

CMA GOVERNMENT SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

CMA Government Securities Fund (the "Fund") is registered under the Investment Company Act of 1940 as a no load, diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the fund may be delayed or limited.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the Fund's average daily net assets not exceeding $500 million; .425% of the average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of the average daily net assets in excess of $1 billion.

CMA GOVERNMENT SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

The Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of
 .125% of average daily net assets of the Fund for shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Transactions in Shares of Beneficial Interest:

The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

CMA GOVERNMENT SECURITIES FUND
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, CMA Government Securities Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Government Securities Fund as of March 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Government Securities Fund as of March 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in accordance with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
May 1, 2000

CMA GOVERNMENT SECURITIES FUND
IMPORTANT TAX INFORMATION (UNAUDITED)

None of the ordinary income distributions paid daily by CMA Government Securities Fund during its fiscal year ended March 31, 2000 qualify for the dividends-received deduction for corporations. Additionally, the Fund distri-buted long-term capital gains of $.0000322 per share to shareholders of record as of March 30, 2000. The entire long-term capital gains distribution is subject to a 20% tax rate.

Of the Fund's ordinary income dividends paid during the fiscal year ended March 31, 2000, 36.14% was attributable to Federal Obligations. In calculating the foregoing percentage, Fund expenses have been allocated on a pro rata basis.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal Obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CMA Government Securities Fund
Box 9011
Princeton, NJ 08543-9011                                            #11212--3/00

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